UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2016

SCANDIUM INTERNATIONAL MINING CORP.
(Exact name of registrant as specified in its charter)

000-54416
(Commission File Number)

British Columbia, Canada	98-1009717
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

1430 Greg Street, Suite 501, Sparks, Nevada, 89431
(Address of principal executive offices)(Zip Code)

(775) 355-9500
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01	Regulation FD Disclosure.

On April 18, 2016, the Registrant issued a news release announcing the results of a definitive feasibility study (“DFS”) on the Registrant’s 80% owned Nyngan Scandium Project in New South Wales (NSW), Australia.

The DFS was led by Lycopodium Limited, of Brisbane, Australia, and supported by Mining One of Melbourne, Australia, Knight Piésold of Brisbane, Australia, Altrius Engineering Services of Brisbane, Australia, and Rangott Mineral Exploration Pty Ltd of Orange, Australia. The Company will file a Technical Report prepared pursuant to the requirements of Canadian National Instrument 43-101 providing the details and results of the feasibility study, on SEDAR within 45 days.

A copy of the news release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the news release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Note to U.S. Investors Regarding Resource Estimates: The Company’s news release uses terms such as "indicated resources" and "measured resources" which are defined by the Canadian Institute of Mining, Metallurgy and Petroleum, and are required to be disclosed in accordance with Canadian National Instrument 43-101 (NI 43-101). The disclosure standards in the U.S. Securities and Exchange Commission's (SEC) Industry Guide 7 normally do not recognize information concerning these terms or other descriptions of the amount of mineralization in mineral deposits that do not constitute "reserves" by U.S. standards in documents filed with the SEC. The requirements of NI 43-101 for identification of “reserves” are not the same as those prescribed by the SEC, and reserves reported by the Company in compliance with NI 43-101 may not qualify as “reserves” under SEC standards. Accordingly, information concerning mineral deposits set forth in the Company’s disclosure documents may not be comparable with information presented by companies using only U.S. standards in their public disclosure.

Item 9.01	Financial Statements and Exhibits.

The following Exhibits relating to Item 7.01 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

99.1	News release dated April 18, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Scandium International Mining Corp.
Date	April 19, 2016	(Registrant)

/s/ Edward Dickinson
Edward Dickinson, CFO